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                                      AMENDMENT


     THIS AMENDMENT is entered into as of October 2, 1998 (this "Amendment") by and among Atrium Corporation, a Delaware corporation (the "Company"), and Randall S. Fojtasek ("Securityholder").
                                   R E C I T A L S:

     A. The Company and Securityholder are parties to that certain Warrant dated as of November 27, 1996 (the "Warrant"). All capitalized terms used herein, not defined herein and defined in the Warrant shall have the meanings set forth in the Warrant.

     B. The Company and the Securityholder, among others, have entered into that certain Agreement and Plan of Merger dated as of August 3, 1998 (the "Merger Agreement").

     C. In connection with the consummation of the transactions contemplated in the Merger Agreement, the Company and the Securityholder desire to amend the Warrant as set forth in this Amendment.

     NOW, THEREFORE, in exchange for the covenants, agreements and other promises set forth in this Amendment, the Warrant and the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Securityholder, intending to be legally bound, hereby amend the Warrant as follows:

                                 A G R E E M E N T S:

     A. The definition of "B Exercise Price" included in Article V of the Warrant shall be amended and restated in its entirety to read as follows:

     " 'B Exercise Price' means, for a particular exercise of the B Warrant, a per share price of $0.01, as such per share price may be adjusted from time to time pursuant to Article IV hereof."

     B. This Agreement shall become effective at the Effective Time (as defined in the Merger Agreement) and shall be of no force or effect if the Merger Agreement is terminated.

     C. The terms of the Warrant shall be unchanged other than the above provision specifically amended hereby.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment in one or more counterparts (all of which shall constitute one and the same agreement) as of the day and year first above written.

                                   SECURITYHOLDER



                                   /s/ Randall S. Fojtasek
                                   ----------------------------------------
                                   Randall S. Fojtasek


                                   ATRIUM CORPORATION



                                   By: /s/ Jeff L. Hull
                                      -------------------------------------
                                      Jeff L. Hull
                                      Chief Financial Officer